                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                       Date of Report: September 10, 2004

                                 Telemetrix Inc.
             (Exact Name of registrant as specified in its Charter)

       Delaware                      0-14724                   59-3453156
(State of Incorporation)       Commission File No.           (IRS Employer
                                                          Identification No.)

                    1225 Sage Street, Gering, Nebraska 69341
               (Address of principal executive offices) (Zip Code)

                  Registrant's telephone number:(308) 436-4090

                                       N/A
                     (Registrant's former name and address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

SECTION 8 - OTHER EVENTS
Item 8.01 Other Events.

COMPLAINT FILED AGAINST MICHAEL TRACY, MICHAEL GLASER AND WILLIAM BECKER

Telemetrix Inc. is referred to herein as "we" or "us".
On September 10, 2004, we filed a complaint in United States Federal District
Court, Southern District of New York, against Michael J. Tracy ("Tracy"),
Michael L. Glaser ("Glaser"), and William W. Becker ("Becker") (Telemetrix Inc.
v. Michael J. Tracy, Michael L. Glaser and William W. Becker (U.S.D.C., So.
Dist. NY) (Case No 04cv7255 - Judge Scheindlin)). This complaint seeks the following relief from Defendants Tracy, Glaser, and Becker:
     o    An award for compensatory damages;
     o    Enjoining the defendants and entities acting in concert with them to withdraw the Schedule 14C that was filed with the Securities and
          Exchange Commission ("SEC") on September 8, 2004;
     o    Awarding us, as the plaintiff in this action, with costs and expenses for litigation, including reasonable attorneys' fees, expert fees and other disbursements; and
     o    Awarding us, as the plaintiff in this action, with such other and further relief as may be deemed just and proper.

Background Information in Complaint Related to Defendants Tracy, Glaser and
Becker - Ownership of Our Common Stock and Officer/Director Status
Tracy is one of our directors and since at least April 2004 has been our Acting
Chief Financial Officer and since June 2004, our Executive Vice President. Tracy purports to have beneficial ownership of 4,885,504 shares of our common stock.

Glaser was one of our directors until April 15, 2004. Glaser purports to have beneficial ownership of 1,420,054 shares of our common stock.

Becker is one of our directors. Becker purports to have beneficial ownership of approximately 87,500 shares of our common stock.

The Defendants in the Complaint, either individually or collectively, exercise control over various affiliates that beneficially own shares of our common stock, as follows: (a) Ardara Investments, Ltd.; (b) Becker Capital Management,
LLC; (c) BGC Investments; (d) Michael L. Glaser IRA Rollover; (e) Hartford
Holdings, Ltd. (f) Ionian Investments, Ltd.; (g) Vintage Investments, Ltd.; (h)
Wells Fargo Bank FBO; (i) Michael L. Glaser IRA Rollover; and (j) Wyse
Investments. The Defendants and the affiliates in (a) - (j) above are hereafter referred to as the "Majority Shareholder Group" and represent to own or control
14,627,308 shares of our common stock, which represents 79.17% of our outstanding shares of our common stock.

Background Information in Complaint Related to Tower Gate Agreement
On or about September 26, 2003, we entered into an agreement with Tower Gate
Finance Limited. The objective of that agreement was to obtain financing for our operations. This agreement required us to: (a) effect certain changes in our balance sheet with the objective of reducing or eliminating our liabilities; (b)
ensuring that all future SEC filings are made on time and in compliance with required standards; and (c) to obtain any approvals required by the Federal
Communications Commission ("FCC") for foreign ownership or a change in our control.

In connection with the Tower Gate Agreement, Nyssen L.P. ("Nyssen"), an affiliate of Tower Gate, loaned us $1.6 million, in accordance with certain loan agreements payable upon demand. These agreements permitted Nyssen to convert, in its sole discretion, its loans to us into our common stock. We provided Nyssen with collateral for the loans consisting of a lien on our telecommunications switch. The Nyssen loan agreements also impose the following limitations on conducting our business during the time the loans are outstanding and not repaid or converted, as follows: (a) we will not, without Nyssen's consent, increase or decrease the authorized number of directors or elect, appoint, hire or engage any director or officer; and (b) we will not, without Nyssen's consent, incur or become liable for any liability in excess of $20,000.

Allegations in Complaint
In the complaint, we allege that since at least the beginning of 2004, if not before, that Tracy has knowingly and intentionally engaged in conduct which violates the duties of care and loyalty owed to us and interferes with our contractual commitments with Tower Gate and Nyssen, which has caused and continues to cause us substantial harm. We allege that Tracy engaged in the following wrongful acts:
     o    Tracy has prevented us from complying with terms of the Tower Gate agreement, which provide that we reduce our balance sheet liabilities;
     o    Tracy has prevented us from obtaining FCC consent for a change in ownership control, as required by the Tower Gate agreement and Nyssen loan agreements;
     o    Tracy has prevented us from satisfying our obligation under the Tower
          Gate agreement to timely file reports with the SEC, in which case we may have failed to satisfy a material term of the Tower Gate agreement; and
     o    Tracy has, without authorization of consent, withdrawn at least
          $89,700 of our funds to effect transfer of those funds into his personal accounts or accounts that he controls.

Further, we allege in the complaint that Defendants Tracy, Becker, and Glaser have collectively pursued a course of conduct which has substantially injured us and threatens to cause us irreparable harm, as follows:
     1)   On August 27, 2004, Defendants Tracy, Becker, and Glaser, acting as part of the Majority Shareholder Group, issued a demand on our
          Corporate Secretary to call a special meeting of shareholders for
          September 28, 2004 for the purpose of removing Patrick Kealy as a director and electing Gary R. Brown as his replacement. On September
          1, 2004, the Majority Shareholder Group filed a Schedule 13D with the
          SEC stating this demand upon our Corporate Secretary;

     2)   As stated above, we are obligated under the terms of the loan agreements not to change the composition of our Board of Directors without Nyssen's consent. On September 3, 2004, Nyssen made a demand for repayment of the $1.6 million that we previously  borrowed from
          Nyssen. On information and belief, that demand was prompted by the actions of Defendants Tracy, Becker, and Glaser in forming the
          Majority Shareholder Group and their seeking to change our Board of
          Directors. Nyssen's repayment demand, unless withdrawn or modified, could impose upon us a severe liquidity crisis which threatens our continued operations;

     3)   On September 7, 2004, the Majority Shareholder Group undertook an action by written consent, supposedly in conformance with Section 228 of the Delaware General Corporation Law and the Company's Articles of
          Incorporation and Bylaws. In that written consent, the Majority
          Shareholder Group purported to remove all of the members of our Board of Directors and, in their stead, elect Tracy, Becker and Brown. The written consent further provided that it would become effective within
          20 days after mailing of a Definitive Information Statement filed with the SEC in accordance with Section 14(c) of the Securities Exchange
          Act of 1934 and SEC Rule 14c-2.

     4)   Thereafter, Tracy, purportedly acting at the direction of the Majority
          Shareholder Group, signed a SEC Schedule 14C Information Statement
          (the "Schedule 14C"), dated September 8, 2004, which was filed with the SEC on or about that date. The Schedule 14C purports to describe the reasons leading up to the Majority Shareholder Group's September
          7, 2004 action by written consent, the basic import of which are that
          Tower Gate and Nyssen (referred to in the filing as the "UK Group")
          had defaulted in their commitments to us and were attempting to wrest control of us through improper Board appointments. The filing further describes the terms of the Majority  Shareholder Group's written consent and represents that the action will become effective on
          October 9, 2004. The Schedule 14C represents that the entire cost of furnishing the information statement to shareholders, as well as
          "legal and other sundry costs," will be borne by us.

     5)   The Schedule 14C is materially false and misleading in that statements contained therein are false and misleading with respect to material facts, and the Schedule 14C omits to state material facts necessary in order to make the statements made therein not false or misleading, among of which are the following:

          (a)  the Schedule 14C falsely purports to have been issued by us. In fact, contrary to the false impression left by the Schedule 14C, we did not file the Schedule 14C and do not agree with the representations contained therein;

          (b)  the Schedule 14C falsely represents that the Majority
               Shareholders Group's action was prompted, at least in part, by the fact that Kealy, who the Schedule 14C describes as a "UK
               Group's designee", had attempted to appoint to our Board "various persons who are also designees of the UK  Group." In fact, contrary to these false representations, neither Kealy nor the
               Board members appointed after him - Messrs. Connor and Dineley -
               are "designees of the UK Group." Rather, all three directors are independent of Tower Gate and Nyssen;

          (c)  the Schedule 14C falsely represents that the Majority
               Shareholders Group's action was prompted, at least in part, by the fact that, after the Group demanded that Richard West, as the
               Corporate Secretary, call a special shareholders meeting, West had "not indicated that he would promptly honor such a request, if at all." That representation is false because West, in fact, promptly responded to Tracy and said that he would comply with any proper request for corporate action  demanded of him.
               Moreover, West informed Tracy of the various steps he had
               undertaken to satisfy the Majority Shareholder Group's demand, including consulting with the Company's transfer agent and SEC counsel;

          (d)  the Schedule 14C asserts that the Majority Shareholder Group
               "believes" that the "UK Group" was in default of its commitments to us and had developed business plans that were not in the
               Company's best interests. The filing presents no facts to support those conclusory assertions, creating the impression that the
               Majority Shareholder Group possesses no facts to support its beliefs;

          (e)  On information and belief, the Majority Shareholder Group did not hold the beliefs expressed in the Schedule 14C. Rather, the
               Majority Shareholder Group slandered Tower Gate and Nyssen to justify the Majority Shareholder Group's efforts to improperly maintain control of us and prevent the company from satisfying its contractual obligations to Tower Gate and Nyssen, which would have resulted in one or more of those companies obtaining control over us;

          (f)  closely related to the above, the Schedule 14C, while pointing to the purported default of the "UK Group" in its obligations, omitted to disclose  the  failure to satisfy our contractual obligations to the "UK Group" is due, in large measure, to the wrongful conduct of Tracy;

          (g)  although the Schedule 14C states that Nyssen had issued a demand for payment under the terms of the Loan Agreements, the filing omits to disclose the amount of the demand or that such amount is material to our financial condition. The filing further fails to disclose whether we have the ability to satisfy Nyssen's payment demand. Moreover, the filing fails to describe the security interest Nyssen holds on our Switch and the material affect on our operations if Nyssen successfully seized the collateral;

          (h)  the Schedule l4C recounts in detail the action by the Majority
               Shareholder Group to remove our entire Board and appoint new directors in their place. The filing omits to disclose, however, that the Majority Shareholder Group's action, if allowed to become effective, would violate the terms of the Loan Agreements, which prohibit changes to our Board absent Nyssen's consent
               (which consent was neither sought nor given in connection with the Majority Shareholder Group's action);

          (i)  the Schedule 14C asserts that we will be responsible for the cost of distributing the information statement to shareholders. The filing, however, fails to disclose the amount of the  liability which the Majority Shareholder Group seeks to impose on us - an amount which, on information and belief, will exceed $20,000. The filing further omits to disclose that, by imposing on us a liability in excess of $20,000 without first obtaining Nyssen's consent, the defendants, through the Majority Shareholder Group, will cause us to breach its obligations under the Loan
               Agreements;

          (j)  The Majority Shareholder Group's action by written consent, if allowed to become effective as of October 9, 2004 by passage of the 20 day period set forth in SEC Rule 14C, will cause us irreparable injury by, among other things: (a) causing us to violate the terms of the Loan Agreements, thereby exposing us to possible action by Nyssen to seize its Switch collateral, which is material to our continued operations and whose loss may subject the Company to potential action from its customers and/or vendor partners; (b) imposing on us the substantial (and
               unwarranted) cost of distributing the information statement; and
               (c) allowing defendants to obtain control of the Board and thereby terminate this litigation which seeks to recover, among other things, for harm defendants have caused us.

Other Matters in Connection with this Litigation
We cannot predict the outcome of this litigation. If we do not prevail in this litigation, our financial condition may be negatively affected. Additionally, we may be subject to counter claims brought by the defendants in this action, the outcomes of which may not be in our favor. Even if we prevail in this action, we are subject to substantial litigation costs, which may negatively affect our financial condition and results of operation.

DEMAND FOR REPAYMENT
On September 3, 2004, we received from Nyssen a demand for immediate repayment of the $1.6 million loan we have with Nyssen. Should we be required to repay this loan immediately or should we be required to forfeit the collateral to the loan, namely our Switch, any of the following may occur:
     o    Our operations may be seriously impaired;
     o    We may have to cease our operations;
     o    Our financial condition may be negatively affected; or
     o    We may be forced to file for bankruptcy protection under Chapter 11 of the United States Bankruptcy Code.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Telemetrix Inc.

Dated: September 14, 2004

                                       /s/ Richard Dineley
                                       By: Richard Dineley
                                       Title: President/Chief Executive Officer